UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2006

CLEAR CHOICE FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-120428	33-1080880
(Commission File Number)	(IRS Employer Identification No.)

3231 S. Country Club Way, Suite 102, Tempe, Arizona	85282
(Address of Principal Executive Offices)	(Zip Code)

(480) 820-9766

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

On March 30, 2006 the Company amended its articles of incorporation and bylaws to change its name from Nationwide Financial Solutions, Inc. to Clear Choice Financial, Inc.

The foregoing summary is qualified in its entirety by reference to the text of the Company’s articles of incorporation and bylaws, copies of which are attached as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K and which are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

In connection with the amendment of its articles of incorporation and bylaws, the Company has issued a press release (the “Press Release”), which is attached to this report as Exhibit 99.3.

In accordance with General Instruction B.2. of Form 8-K, the information contained in the Press Release shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the Press Release be deemed incorporated by reference in any filing under the Securities

Item 8.01	Other Events

In connection with the Company’s name change, effective at the open of business on April 4, 2006, the trading symbol for our common stock on the Over-the-Counter Bulletin Board will be changed from “NWFS” to “CLRC.”

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits
99.1	Amendment to Articles of Incorporation
99.2	Amended and Restated Bylaws
99.3	Press Release of Clear Choice Financial, Inc. dated March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear Choice Financial, Inc.
(Registrant)

Date: April 4, 2006	By: /s/Darren R. Dierich
Darren R. Dierich
Chief Financial Officer